UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               DANIEL J. MAVICO
                                                 USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   DECEMBER 31

Date of reporting period:  DECEMBER 31, 2013



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING DECEMBER 31, 2013


[LOGO OF USAA]
   USAA(R)

                                         [GRAPHIC OF TOTAL RETURN STRATEGY FUND]

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       ANNUAL REPORT
       USAA TOTAL RETURN STRATEGY FUND
       FUND SHARES o INSTITUTIONAL SHARES
       DECEMBER 31, 2013

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

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PRESIDENT'S MESSAGE

"THE FORMAL ANNOUNCEMENT OF TAPERING
DURING DECEMBER PROPELLED U.S. STOCK               [PHOTO OF DANIEL S. McNAMARA]
MARKETS TO NEW ALL-TIME HIGHS."

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JANUARY 2014

In the final months of the reporting period, better-than-expected news about U.S. economic growth, employment, and the housing market fueled speculation that the Federal Reserve (the Fed) would soon announce the reduction -- or tapering -- of its quantitative easing (QE) asset purchases. (Through QE, the Fed has been buying $85 billion of U.S. Treasury securities and mortgage-backed securities every month to push down long-term interest rates and stimulate economic growth.) In fact, during December 2013, the Fed said it would trim its asset purchases to $75 billion a month starting in January 2014.

U.S. stock markets reacted differently to the taper announcement in December than they did earlier in 2013. In May 2013, stocks retreated after Fed Chairman Ben Bernanke suggested the Fed might begin tapering its asset purchases. The formal announcement of tapering during December propelled U.S. stock markets to new all-time highs. In my view, the markets reacted differently because the U.S. economy appears to be gaining strength and the Fed reiterated its "forward guidance" -- the promise to hold short-term interest rates near zero until unemployment falls below 6.5% and inflation rises above 2.5%. Investors may like the Fed's promise of "low rates for longer" more than they dislike the tapering of the QE program. That being said, I expect the Fed to pause if tapering significantly disrupts the markets. For the reporting period as a whole, U.S. stocks were up. Though the increase was due in part to earnings growth, I believe it was driven primarily by multiple expansion, as investors paid more for stocks in response to the Fed's monetary policies and a limited number of attractive alternatives.

In the bond market, longer-term yields began to increase in May 2013 on expectations that tapering would begin sooner than expected. Bond prices, which move in the opposite direction of interest rates, declined. Though the Fed did not announce the taper until December 2013, rates remained elevated in the longer end of the yield curve -- in five-year, 10-year, and 30-year maturities. (Meanwhile, yields on shorter-term maturities declined after the Fed repeated its commitment to ultra-low short-term rates in

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

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December.) Higher yields mean that investors have the opportunity to reinvest at higher rates and can potentially earn more on new investments. It should be noted that not all bonds performed the same way during the reporting period. The fixed-income market is, after all, a market of bonds and not a single bond market. It comprises different types of bonds with different maturities and risk characteristics, including U.S. Treasuries, mortgage-backed securities, investment-grade bonds, high-yield bonds, municipal securities, and more.

Looking ahead, I expect the U.S. economy to continue getting stronger, albeit slowly. Though the unemployment rate was near 7% at the end of the reporting period, I'm not sure the employment picture is as rosy as the number suggests. Meanwhile, a federal budget deal reached in December seems to have reduced the possibility of a government shutdown in 2014. (The reporting period had been dominated by partisan wrangling such as the fiscal cliff, the sequestration spending cuts, and the 16-day partial government shutdown.) In Europe, the debt crisis appears to have moderated, and geopolitical tensions in the Middle East, which had roiled the financial markets during 2013, have eased. Nevertheless, these challenges could reemerge in 2014.

Rest assured we will continue to monitor Fed policy, economic trends, geopolitical events, and other factors that could potentially affect your investments. In the meantime, I urge you to hold a diversified portfolio that is directly tied to your goals, risk tolerance, and time horizon. Diversification is important because different asset classes, such as stocks and bonds, move up and down at different rates and often at different times. It is also a good idea to regularly reassess your investment risk and rebalance your portfolio. Regular rebalancing potentially can help you protect your gains and prepare for what happens next.

On behalf of everyone at USAA Asset Management Company, thank you for your continued investment in our family of mutual funds.

Sincerely,

/S/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Investment Management Company

Past performance is no guarantee of future results. o As interest rates rise, bond prices generally fall o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker-dealer.

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           6

FINANCIAL INFORMATION

   Distributions to Shareholders                                             11

   Report of Independent Registered Public Accounting Firm                   12

   Portfolio of Investments                                                  13

   Notes to Portfolio of Investments                                         20

   Financial Statements                                                      21

   Notes to Financial Statements                                             24

EXPENSE EXAMPLE                                                              45

TRUSTEES' AND OFFICERS' INFORMATION                                          47

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2014, USAA. All rights reserved.

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

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FUND OBJECTIVE

THE USAA TOTAL RETURN STRATEGY FUND (THE FUND) SEEKS CAPITAL APPRECIATION THROUGH THE USE OF A DYNAMIC ALLOCATION STRATEGY, ACROSS STOCKS, BONDS, AND CASH INSTRUMENTS.

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TYPES OF INVESTMENTS

In seeking to achieve its objective, the Fund's assets are invested pursuant to a dynamic allocation strategy. The Fund uses an asset allocation investment strategy, which allows the Fund's investment adviser to invest the Fund's assets in stocks or bonds, either directly or through the use of exchange-traded funds
(ETFs), and/or cash equivalents, through direct investment in short-term, high-quality money market instruments or money market funds.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1

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MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    JOHN P. TOOHEY, CFA                              JULIANNE BASS, CFA
    WASIF A. LATIF                                   TONY ERA

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o   HOW DID THE USAA TOTAL RETURN STRATEGY FUND (THE FUND) PERFORM DURING 2013?

    The Fund has two share classes: Fund Shares and Institutional Shares. The Fund Shares returned -0.62% for the year. The Fund Shares trailed the 32.39% return of the S&P 500 Index and the 15.55% return of the Lipper Flexible Portfolio Funds Index. The Institutional Shares began operations on July 12, 2013 and returned 2.37% through the period end. This compares to returns of 11.10% for the S&P 500 Index and 7.95% for the Lipper Flexible Portfolio Funds Index, both benchmarks of the Fund.

    In managing the Fund, we strive to move it to where we see value or away from market segments where we see excessive risk. The Fund seeks to achieve positive total returns with a lower level of volatility than the Lipper peer group and the financial markets as a whole over the ups and downs of the markets. To this end, we employ a multi-pronged, risk-controlled strategy that attempts to mitigate the impact of large stock market downturns, while at the same time investing in securities with attractive risk-return characteristics. Our approach has two main components. The first is our investment in individual stocks and bonds and exchange-traded funds (ETFs) designed to track the performance of the major asset classes. The

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    Refer to page 7 for benchmark definitions.

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2  | USAA TOTAL RETURN STRATEGY FUND

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    second component of the Fund is our equity hedging strategy, which seeks to manage the risk of stock market volatility.

    Unfortunately, this approach didn't work during the past year. As we outline below, certain elements of our portfolio allocation -- including our positions in precious metals stocks and emerging market stocks, as well as our hedging strategy -- detracted from performance. It's important to keep in mind, however, that the Fund's objective isn't to beat the U.S. stock market. Instead, we strive to deliver steady returns over time via our investments in areas that we have the potential to deliver long-term outperformance.

o   WHAT SPECIFIC FACTORS HURT FUND PERFORMANCE?

    A prime example of the approach described above involves our position in emerging market equities. We achieve this exposure via both broad-based ETFs and ETFs linked to specific individual countries where we expect that stocks will outperform. The emerging markets underperformed the broader world equity markets by a wide margin in the short term, returning -2.60% in 2013, as measured by the MSCI Emerging Markets Index.

    While the emerging markets underperformed in 2013, we continue to believe the asset class is an essential element of a diversified portfolio, and we find its valuation particularly compelling on a longer-term basis. Emerging markets' price-to-earnings (P/E) ratio slipped a little in 2013. In contrast, the P/E ratio of U.S. small-cap stocks rose modestly. The P/E ratio of European stocks and U.S. large cap-stocks also rose modestly. We think these investment choices adequately compensate us for the risks, especially in light of the fact that economic growth is expected to remain higher than that of the developed markets.

    Our allocation to precious metals stocks, however, underperformed the broader markets by a substantial margin during 2013. However, one important aspect of this large performance gap is that valuations in the sector have become very compelling -- meaning that gold stocks

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    currently offer a cheap hedge against the potential for inflation and other "tail risks" that may emerge in 2014 and beyond.

    The Fund's option hedging strategy, which is designed to help cushion the impact of large stock market sell-offs, detracted at a time of sharply rising prices. Nevertheless, we continue to use the hedging strategy as a way to help mitigate against the potential for a sharp, unexpected decline in the global equity markets, as the cost of hedging remains attractively priced.

    The Fund's bond allocation was also a key factor in its shortfall in 2013. After adding substantial value in the 2009-2012 interval, our positions in bond ETFs lost ground, as a group, in the bond market selloff of the past year. Although bonds have underperformed in recent months, we are maintaining our fixed-income allocation for diversification and as an element of protection against the potential for increased volatility in equities.

o   WHAT ELEMENTS OF THE FUND'S POSITIONING HELPED PERFORMANCE?

    Our equity positions delivered a robust gain during 2013. The Fund's domestic large-cap portfolio, which emphasizes stocks with attractive valuations and improving fundamentals, finished the year with a positive total return. The portfolio's allocation to the developed international markets also generated a healthy gain, as did our positions in ETFs linked to specific sectors -- such as health care and industrials -- that we expected to outperform.

o   WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND FINANCIAL MARKETS?

    We believe the economy is strengthening, albeit slowly, as evidenced by the improving housing market, rising corporate profits and a lower unemployment rate. We forecast that real U.S. gross domestic

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4  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

    product will grow, up from the 1.7% currently estimated for 2013. The jobs picture has been particularly vexing, however, and our concern is that it may not be as strong as the headline number indicates. While the headline unemployment rate is falling, much of the decline can be explained by a falling participation rate. It's true that the economy is creating new jobs, but a large proportion of them are in lower-paying service industries. We believe more robust growth will require gains in value-added areas such as manufacturing.

    In this environment, we believe it will be a challenge for U.S. equities to perform as well in 2014 than they did last year. Year-over-year earnings growth ebbed to the mid-single digits in 2013, well off the double-digit pace consistently seen since 2009. As a result, equities are trading at fairly rich valuations given the modest level of earnings growth and economic expansion. While we don't think the stock market is in "bubble" territory, we are watchful given stocks' strong returns in 2013.

    Heading into 2014, we will be paying the most attention to fundamentals and valuations as we work to uncover the most promising opportunities for our investors. On the fixed-income side, we will remain focused on the potential impact of rising long-term bond yields. As always, we construct and manage investment portfolios that strive to achieve superior performance over a full market cycle while adhering to the highest ethical standards.

    Thank you for your investment in the Fund.

    As interest rates rise, existing bond prices generally fall. o The unmanaged MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. o ETFs are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost. Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable.

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                                           MANAGERS' COMMENTARY ON THE FUND |  5

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INVESTMENT OVERVIEW

USAA TOTAL RETURN STRATEGY FUND SHARES
(FUND SHARES)(Ticker Symbol: USTRX)


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                                            12/31/13               12/31/12
--------------------------------------------------------------------------------
Net Assets                               $105.3 Million         $122.0 Million
Net Asset Value Per Share                   $8.95                  $9.05


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                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/13
--------------------------------------------------------------------------------
   1 Year                      5 Years                  Since Inception 1/24/05
   -0.62%                       5.10%                           11.93%


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                          EXPENSE RATIO AS OF 12/31/12*
--------------------------------------------------------------------------------
                                   1.60%

             (Includes acquired fund fees and expenses of 0.28%)


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated July 12, 2013, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

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6  | USAA TOTAL RETURN STRATEGY FUND

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                               LIPPER FLEXIBLE           USAA TOTAL RETURN
                    S&P 500 INDEX           PORTFOLIO FUNDS INDEX       STRATEGY FUND SHARES
 1/31/05             $10,000.00                   $10,000.00                 $10,000.00
 2/28/05              10,210.44                    10,188.52                  10,020.00
 3/31/05              10,029.64                    10,007.72                   9,854.00
 4/30/05               9,839.42                     9,824.85                   9,874.07
 5/31/05              10,152.49                    10,051.58                   9,884.10
 6/30/05              10,166.90                    10,125.36                   9,925.25
 7/31/05              10,545.00                    10,449.34                  10,096.37
 8/31/05              10,448.78                    10,448.92                   9,965.51
 9/30/05              10,533.41                    10,600.57                   9,998.75
10/31/05              10,357.81                    10,455.83                  10,018.93
11/30/05              10,749.57                    10,706.71                  10,039.11
12/31/05              10,753.25                    10,806.95                  10,043.95
 1/31/06              11,038.03                    11,156.20                  10,074.42
 2/28/06              11,067.98                    11,108.49                  10,104.89
 3/31/06              11,205.75                    11,285.24                  10,132.31
 4/30/06              11,356.22                    11,412.27                  10,163.01
 5/31/06              11,029.37                    11,150.67                  10,203.95
 6/30/06              11,044.32                    11,138.94                  10,237.82
 7/31/06              11,112.45                    11,175.97                  10,268.81
 8/31/06              11,376.85                    11,373.16                  10,310.14
 9/30/06              11,670.03                    11,498.50                  10,344.23
10/31/06              12,050.31                    11,802.06                  10,385.98
11/30/06              12,279.46                    12,066.02                  10,521.68
12/31/06              12,451.71                    12,187.09                  10,555.63
 1/31/07              12,640.03                    12,331.83                  10,692.86
 2/28/07              12,392.80                    12,283.67                  10,471.19
 3/31/07              12,531.41                    12,399.00                  10,537.71
 4/30/07              13,086.50                    12,785.79                  10,876.27
 5/31/07              13,543.15                    13,073.50                  11,204.26
 6/30/07              13,318.15                    13,014.20                  11,142.87
 7/31/07              12,905.23                    12,882.48                  11,005.04
 8/31/07              13,098.68                    12,873.74                  11,111.06
 9/30/07              13,588.55                    13,381.17                  11,428.12
10/31/07              13,804.70                    13,737.37                  11,523.97
11/30/07              13,227.57                    13,412.18                  11,172.50
12/31/07              13,135.81                    13,353.40                  11,051.97
 1/31/08              12,347.90                    12,919.38                  10,780.68
 2/29/08              11,946.77                    12,837.69                  10,698.12
 3/31/08              11,895.18                    12,666.94                  10,655.48
 4/30/08              12,474.52                    13,124.02                  11,022.50
 5/31/08              12,636.09                    13,331.89                  11,271.13
 6/30/08              11,570.83                    12,733.00                  10,853.18
 7/31/08              11,473.56                    12,492.21                  10,805.73
 8/31/08              11,639.52                    12,449.51                  10,948.07
 9/30/08              10,602.35                    11,283.16                  10,214.35
10/31/08               8,821.71                     9,548.04                   8,977.69
11/30/08               8,188.71                     9,010.17                   8,537.72
12/31/08               8,275.84                     9,344.88                   8,729.62
 1/31/09               7,578.30                     8,948.31                   8,245.31
 2/28/09               6,771.38                     8,344.66                   7,724.68
 3/31/09               7,364.52                     8,897.56                   8,045.34
 4/30/09               8,069.37                     9,610.14                   8,385.12
 5/31/09               8,520.72                    10,222.11                   8,809.83
 6/30/09               8,537.62                    10,054.33                   8,755.23
 7/31/09               9,183.38                    10,872.60                   9,095.24
 8/31/09               9,514.94                    11,137.50                   9,228.81
 9/30/09               9,870.00                    11,609.76                   9,400.03
10/31/09               9,686.64                    11,428.59                   9,351.45
11/30/09              10,267.68                    11,916.10                   9,655.07
12/31/09              10,466.00                    12,070.54                   9,798.67
 1/31/10              10,089.50                    11,755.01                   9,626.55
 2/28/10              10,402.05                    11,958.61                   9,798.67
 3/31/10              11,029.76                    12,542.39                  10,044.54
 4/30/10              11,203.89                    12,733.39                  10,056.85
 5/31/10              10,309.25                    12,001.09                   9,761.43
 6/30/10               9,769.58                    11,610.53                   9,379.83
 7/31/10              10,454.07                    12,234.31                   9,773.74
 8/31/10               9,982.13                    11,943.20                   9,441.38
 9/30/10              10,872.98                    12,702.36                   9,995.31
10/31/10              11,286.69                    13,120.98                  10,130.71
11/30/10              11,288.13                    13,110.82                  10,044.54
12/31/10              12,042.54                    13,628.89                  10,289.47
 1/31/11              12,327.96                    13,913.64                  10,400.50
 2/28/11              12,750.31                    14,194.55                  10,597.90
 3/31/11              12,755.38                    14,259.07                  10,647.25
 4/30/11              13,133.13                    14,663.53                  10,832.32
 5/31/11              12,984.47                    14,536.36                  10,770.63
 6/30/11              12,768.03                    14,324.65                  10,721.28
 7/31/11              12,508.40                    14,209.16                  10,585.57
 8/31/11              11,828.92                    13,587.26                  10,055.05
 9/30/11              10,997.36                    12,674.89                   9,635.58
10/31/11              12,199.29                    13,727.93                  10,129.08
11/30/11              12,172.34                    13,517.98                  10,289.47
12/31/11              12,296.85                    13,471.21                  10,182.31
 1/31/12              12,847.93                    14,092.09                  10,478.88
 2/29/12              13,403.50                    14,535.79                  10,676.59
 3/31/12              13,844.60                    14,670.01                  10,684.01
 4/30/12              13,757.70                    14,634.73                  10,684.01
 5/31/12              12,930.86                    13,855.57                  10,300.67
 6/30/12              13,463.64                    14,245.41                  10,628.80
 7/31/12              13,650.63                    14,420.34                  10,752.68
 8/31/12              13,958.08                    14,716.96                  11,025.22
 9/30/12              14,318.78                    15,036.02                  11,254.41
10/31/12              14,054.40                    14,932.28                  11,180.04
11/30/12              14,135.93                    15,063.08                  11,130.46
12/31/12              14,264.77                    15,268.49                  11,263.45
 1/31/13              15,003.62                    15,737.52                  11,487.48
 2/28/13              15,207.29                    15,753.59                  11,288.34
 3/31/13              15,777.61                    16,016.29                  11,419.03
 4/30/13              16,081.59                    16,237.42                  11,369.22
 5/31/13              16,457.77                    16,230.26                  11,219.78
 6/30/13              16,236.76                    15,857.31                  10,762.40
 7/31/13              17,062.96                    16,436.22                  10,949.46
 8/31/13              16,568.79                    16,174.77                  10,774.87
 9/30/13              17,088.38                    16,743.12                  10,982.33
10/31/13              17,873.89                    17,215.95                  11,219.72
11/30/13              18,418.58                    17,379.74                  11,144.75
12/31/13              18,884.86                    17,642.04                  11,193.43

                                   [END CHART]

                         Data from 1/31/05 to 12/31/13.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Total Return Strategy Fund Shares to the following benchmarks:

o The unmanaged S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

o The unmanaged Lipper Flexible Portfolio Funds Index tracks the performance of the 30 largest funds within the Lipper Flexible Funds category. This category allocates its investments across various asset classes, including domestic common stocks, bonds, and money market instruments, with a focus on total return.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indices does not reflect the deduction of any fees or expenses.

*The performance of the S&P 500 Index and the Lipper Flexible Portfolio Funds Index is calculated from the end of the month, January 31, 2005, while the Fund Shares' inception date is January 24, 2005. There may be a slight variation of the performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

USAA TOTAL RETURN STRATEGY FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES)* (Ticker Symbol: UTRIX)


--------------------------------------------------------------------------------
                                                                    12/31/13
--------------------------------------------------------------------------------
Net Assets                                                       $85.3 Million
Net Asset Value Per Share                                           $8.95


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/13
--------------------------------------------------------------------------------
                           Since Inception 7/12/13**

                                    2.37%


--------------------------------------------------------------------------------
                                EXPENSE RATIO***
--------------------------------------------------------------------------------

                                      1.38%


               (Includes acquired fund fees and expenses of 0.28%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The Institutional Shares commenced operations on July 12, 2013.

**Total returns for periods of less than one year are not annualized. This return is cumulative.

***The expense ratio is reported in the Fund's prospectus dated July 12, 2013, and is based on estimated expenses for the current fiscal year. This expense ratio may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA Fund participating in a fund-of-funds investment strategy (USAA fund-of-funds) and not to the general public.

================================================================================

8  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                         LIPPER FLEXIBLE         USAA TOTAL RETURN STRATEGY
                  S&P 500 INDEX       PORTFOLIO FUNDS INDEX      FUND INSTITUTIONAL SHARES
 7/31/2013         $10,000.00               $10,000.00                   $10,000.00
 8/31/2013           9,710.38                 9,840.93                     9,851.94
 9/30/2013          10,014.90                10,186.72                    10,051.11
10/31/2013          10,475.26                10,474.39                    10,256.70
11/30/2013          10,794.48                10,574.05                    10,188.17
12/31/2013          11,067.76                10,733.64                    10,236.79

                                   [END CHART]

                         Data from 7/31/13 to 12/31/13.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Total Return Strategy Fund Institutional Shares to the Fund's benchmarks listed above (see page 7 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indices does not reflect the deduction of any fees or expenses.

*The performance of the S&P 500 Index and the Lipper Flexible Portfolio Funds Index is calculated from the end of the month, July 31, 2013, while the Institutional Shares initially invested in securities on July 15, 2013. There may be a slight variation of the performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                           o TOP 10 EQUITY SECURITIES o
                                 AS OF 12/31/13
                                (% of Net Assets)

iShares 7-10 Year Treasury Bond ETF* ................................ 5.8%
iShares TIPS Bond ETF* .............................................. 4.8%
iShares MSCI EAFE ETF* .............................................. 4.3%
iShares Core MSCI Emerging Markets ETF* ............................. 3.7%
iShares Global Consumer Staples ETF* ................................ 3.2%
iShares Gold Trust .................................................. 2.5%
SPDR Gold Shares .................................................... 2.4%
iShares U.S. Preferred Stock ETF* ................................... 2.4%
WisdomTree Emerging Markets SmallCap Dividend Fund* ................. 2.2%
iShares 0-5 Year TIPS Bond ETF* ..................................... 2.1%

                      o ASSET ALLOCATION**  -- 12/31/2013 o

                         [PIE CHART OF ASSET ALLOCATION]

EXCHANGE-TRADED FUNDS*                                                52.1%
COMMON STOCKS                                                         46.3%
MONEY MARKET INSTRUMENTS                                               1.0%

                                   [END CHART]

 * The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

** Excludes options.

Percentages are of net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 13-19.

================================================================================

10  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended December 31, 2013, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2014.

With respect to distributions paid, the Regulated Investment Company Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended December 31, 2013:

DIVIDEND RECEIVED          QUALIFIED DIVIDEND
DEDUCTION (CORPORATE      INCOME (NON-CORPORATE       INTEREST-RELATED
  SHAREHOLDERS)(1)           SHAREHOLDERS)(1)         DIVIDEND INCOME
---------------------------------------------------------------------
       48.15%                      91.79%                  $4,000
---------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  11

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA TOTAL RETURN STRATEGY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Total Return Strategy Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Total Return Strategy Fund at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
February 18, 2014

================================================================================

12  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

PORTFOLIO OF INVESTMENTS

December 31, 2013

----------------------------------------------------------------------------------------
                                                                                  MARKET
NUMBER                                                                             VALUE
OF SHARES    SECURITY                                                              (000)
----------------------------------------------------------------------------------------
             EQUITY SECURITIES (98.4%)

             COMMON STOCKS (46.3%)

             CONSUMER DISCRETIONARY (7.4%)
             -----------------------------
             APPAREL, ACCESSORIES & LUXURY GOODS (1.9%)
   20,000    Burberry Group plc ADR                                             $  1,011
   80,000    Cie Financiere Richemont S.A. ADR                                       800
   24,000    LVMH Moet Hennessy ADR                                                  878
   27,000    Swatch Group AG ADR                                                     897
                                                                                --------
                                                                                   3,586
                                                                                --------
             AUTO PARTS & EQUIPMENT (0.5%)
   10,900    Lear Corp.                                                              882
                                                                                --------
             AUTOMOBILE MANUFACTURERS (1.1%)
   29,000    BMW AG ADR                                                            1,143
   11,000    Daimler AG ADR                                                          961
                                                                                --------
                                                                                   2,104
                                                                                --------
             CASINOS & GAMING (0.5%)
   42,000    MGM Resorts International*                                              988
                                                                                --------
             DEPARTMENT STORES (0.8%)
   35,000    Kering ADR                                                              743
   14,500    Kohl's Corp.                                                            823
                                                                                --------
                                                                                   1,566
                                                                                --------
             HOTELS, RESORTS & CRUISE LINES (0.5%)
   23,300    Carnival Corp.                                                          936
                                                                                --------
             HOUSEHOLD APPLIANCES (0.3%)
   14,000    iRobot Corp.*                                                           487
                                                                                --------
             RESTAURANTS (0.7%)
   19,000    Yum! Brands, Inc.                                                     1,437
                                                                                --------
             SPECIALIZED CONSUMER SERVICES (1.1%)
   30,000    Outerwall, Inc.*                                                      2,018
                                                                                --------
             Total Consumer Discretionary                                         14,004
                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

----------------------------------------------------------------------------------------
                                                                                  MARKET
NUMBER                                                                             VALUE
OF SHARES    SECURITY                                                              (000)
----------------------------------------------------------------------------------------
             CONSUMER STAPLES (1.5%)
             -----------------------
             AGRICULTURAL PRODUCTS (0.3%)
    5,500    Archer-Daniels-Midland Co.                                         $    239
    3,000    Bunge Ltd.                                                              246
                                                                                --------
                                                                                     485
                                                                                --------
             FOOD RETAIL (0.4%)
   19,900    Kroger Co.                                                              787
                                                                                --------
             HYPERMARKETS & SUPER CENTERS (0.4%)
   11,000    Wal-Mart Stores, Inc.                                                   865
                                                                                --------
             PERSONAL PRODUCTS (0.4%)
   10,000    Herbalife Ltd.                                                          787
                                                                                --------
             Total Consumer Staples                                                2,924
                                                                                --------
             ENERGY (6.2%)
             -------------
             COAL & CONSUMABLE FUELS (0.5%)
   50,000    Peabody Energy Corp.                                                    977
                                                                                --------
             INTEGRATED OIL & GAS (0.7%)
    6,600    Lukoil OAO ADR                                                          416
    8,800    Occidental Petroleum Corp.                                              837
                                                                                --------
                                                                                   1,253
                                                                                --------
             OIL & GAS EXPLORATION & PRODUCTION (4.1%)
   12,000    Anadarko Petroleum Corp.                                                952
   95,000    Encana Corp.                                                          1,715
    6,000    EOG Resources, Inc.                                                   1,007
   12,000    EQT Corp.                                                             1,077
   24,200    Marathon Oil Corp.                                                      854
   24,000    Southwestern Energy Co.*                                                944
   60,000    Ultra Petroleum Corp.*                                                1,299
                                                                                --------
                                                                                   7,848
                                                                                --------
             OIL & GAS STORAGE & TRANSPORTATION (0.9%)
   40,000    Cheniere Energy, Inc.*                                                1,725
                                                                                --------
             Total Energy                                                         11,803
                                                                                --------
             FINANCIALS (9.1%)
             -----------------
             ASSET MANAGEMENT & CUSTODY BANKS (0.3%)
   70,000    Apollo Investment Corp.                                                 594
                                                                                --------
             CONSUMER FINANCE (0.5%)
   12,300    Capital One Financial Corp.                                             942
                                                                                --------

================================================================================

14  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

----------------------------------------------------------------------------------------
                                                                                  MARKET
NUMBER                                                                             VALUE
OF SHARES    SECURITY                                                              (000)
----------------------------------------------------------------------------------------
             DIVERSIFIED BANKS (0.7%)
   10,800    HSBC Holdings plc ADR                                              $    595
   64,000    Sberbank of Russia ADR                                                  805
                                                                                --------
                                                                                   1,400
                                                                                --------
             MULTI-LINE INSURANCE (0.6%)
   20,700    American International Group, Inc.                                    1,057
                                                                                --------
             PROPERTY & CASUALTY INSURANCE (0.5%)
    8,800    ACE Ltd.                                                                911
                                                                                --------
             REITs - MORTGAGE (4.9%)
   65,000    American Capital Agency Corp.                                         1,254
  200,000    Annaly Capital Management, Inc.                                       1,994
   30,000    Hatteras Financial Corp.                                                490
  400,000    MFA Financial, Inc.                                                   2,824
  300,000    Two Harbors Investment Corp.                                          2,784
                                                                                --------
                                                                                   9,346
                                                                                --------
             REITs - OFFICE (0.5%)
   20,000    Digital Realty Trust, Inc.                                              982
                                                                                --------
             REITs - RESIDENTIAL (0.4%)
   24,500    American Campus Communities, Inc.                                       789
                                                                                --------
             SPECIALIZED FINANCE (0.7%)
    5,500    IntercontinentalExchange Group, Inc.                                  1,237
                                                                                --------
             Total Financials                                                     17,258
                                                                                --------
             HEALTH CARE (2.0%)
             ------------------
             BIOTECHNOLOGY (1.2%)
    7,200    Amgen, Inc.                                                             822
   18,600    Gilead Sciences, Inc.*                                                1,398
                                                                                --------
                                                                                   2,220
                                                                                --------
             HEALTH CARE FACILITIES (0.4%)
   16,400    HCA Holdings, Inc.*                                                     782
                                                                                --------
             PHARMACEUTICALS (0.4%)
   16,100    Bristol-Myers Squibb Co.                                                856
                                                                                --------
             Total Health Care                                                     3,858
                                                                                --------
             INDUSTRIALS (1.8%)
             ------------------
             AIRLINES (1.0%)
   50,000    United Continental Holdings, Inc.*                                    1,892
                                                                                --------
             BUILDING PRODUCTS (0.5%)
   19,900    Fortune Brands Home & Security, Inc.                                    909
                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

----------------------------------------------------------------------------------------
                                                                                  MARKET
NUMBER                                                                             VALUE
OF SHARES    SECURITY                                                              (000)
----------------------------------------------------------------------------------------
             RAILROADS (0.3%)
    4,000    Canadian Pacific Railway Ltd.                                      $    605
                                                                                --------
             Total Industrials                                                     3,406
                                                                                --------
             INFORMATION TECHNOLOGY (9.4%)
             -----------------------------
             COMMUNICATIONS EQUIPMENT (1.0%)
   60,000    Cisco Systems, Inc.                                                   1,347
    7,000    QUALCOMM, Inc.                                                          520
                                                                                --------
                                                                                   1,867
                                                                                --------
             COMPUTER HARDWARE (1.9%)
    3,000    Apple, Inc.                                                           1,683
   66,000    Hewlett-Packard Co.                                                   1,847
                                                                                --------
                                                                                   3,530
                                                                                --------
             COMPUTER STORAGE & PERIPHERALS (1.1%)
   15,700    SanDisk Corp.                                                         1,107
   17,200    Seagate Technology plc                                                  966
                                                                                --------
                                                                                   2,073
                                                                                --------
             DATA PROCESSING & OUTSOURCED SERVICES (0.6%)
    5,500    Visa, Inc. "A"                                                        1,225
                                                                                --------
             INTERNET SOFTWARE & SERVICES (1.9%)
    2,200    Google, Inc. "A"*                                                     2,466
   27,800    Yahoo! Inc.*                                                          1,124
                                                                                --------
                                                                                   3,590
                                                                                --------
             SEMICONDUCTOR EQUIPMENT (0.4%)
   48,000    Applied Materials, Inc.                                                 849
                                                                                --------
             SEMICONDUCTORS (1.9%)
   55,000    Broadcom Corp. "A"                                                    1,631
   44,750    NXP Semiconductors N.V.*                                              2,055
                                                                                --------
                                                                                   3,686
                                                                                --------
             SYSTEMS SOFTWARE (0.6%)
   30,000    Microsoft Corp.                                                       1,123
                                                                                --------
             Total Information Technology                                         17,943
                                                                                --------
             MATERIALS (6.8%)
             ----------------
             COMMODITY CHEMICALS (0.5%)
   11,500    LyondellBasell Industries N.V. "A"                                      923
                                                                                --------
             DIVERSIFIED CHEMICALS (0.2%)
    5,200    E.I. du Pont de Nemours & Co.                                           338
                                                                                --------

================================================================================

16  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

----------------------------------------------------------------------------------------
                                                                                  MARKET
NUMBER                                                                             VALUE
OF SHARES    SECURITY                                                              (000)
----------------------------------------------------------------------------------------
             DIVERSIFIED METALS & MINING (0.5%)
   16,200    Rio Tinto plc ADR                                                  $    914
                                                                                --------
             FERTILIZERS & AGRICULTURAL CHEMICALS (0.8%)
    3,000    Agrium, Inc.                                                            274
    1,000    CF Industries Holdings, Inc.                                            233
    4,400    Monsanto Co.                                                            513
    7,000    Mosaic Co.                                                              331
    6,800    Potash Corp. of Saskatchewan, Inc.                                      224
                                                                                --------
                                                                                   1,575
                                                                                --------
             PAPER PRODUCTS (0.5%)
   18,900    International Paper Co.                                                 927
                                                                                --------
             PRECIOUS METALS & MINERALS (4.3%)
   17,500    Agnico-Eagle Mines Ltd.                                                 462
   72,700    Allied Nevada Gold Corp.*                                               258
   56,000    AngloGold Ashanti Ltd. ADR                                              656
  100,000    B2Gold Corp.*                                                           205
   20,000    Barrick Gold Corp.                                                      353
   56,000    Compania de Minas Buenaventura S.A. ADR                                 628
   50,000    Dundee Precious Metals, Inc.*                                           144
   85,000    Eldorado Gold Corp.                                                     484
   25,000    Goldcorp, Inc.                                                          542
   80,000    Harmony Gold Mining Co. Ltd. ADR                                        202
   90,000    IAMGOLD Corp.                                                           300
  105,000    Kinross Gold Corp.                                                      460
   20,000    Newmont Mining Corp.                                                    461
   67,000    Osisko Mining Corp.*                                                    297
   26,000    Pan American Silver Corp.                                               304
   10,000    Randgold Resources Ltd. ADR                                             628
   12,000    Royal Gold, Inc.                                                        553
   24,000    Silver Wheaton Corp.                                                    485
   28,000    Tahoe Resources, Inc.*                                                  466
   50,000    Yamana Gold, Inc.                                                       431
                                                                                --------
                                                                                   8,319
                                                                                --------
             Total Materials                                                      12,996
                                                                                --------
             TELECOMMUNICATION SERVICES (1.6%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (0.4%)
   16,700    Verizon Communications, Inc.                                            821
                                                                                --------
             WIRELESS TELECOMMUNICATION SERVICES (1.2%)
   68,000    T-Mobile USA, Inc.                                                    2,287
                                                                                --------
             Total Telecommunication Services                                      3,108
                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

----------------------------------------------------------------------------------------
                                                                                  MARKET
NUMBER                                                                             VALUE
OF SHARES    SECURITY                                                              (000)
----------------------------------------------------------------------------------------
             UTILITIES (0.5%)
             ----------------
             MULTI-UTILITIES (0.5%)
   13,300    Dominion Resources, Inc.                                           $    860
                                                                                --------
             Total Common Stocks (cost: $83,338)                                  88,160
                                                                                --------

             EXCHANGE-TRADED FUNDS (35.2%)
   70,000    EGShares Emerging Markets Consumer ETF                                1,882
   35,000    Industrial Select Sector SPDR Fund                                    1,829
  140,880    iShares Core MSCI Emerging Markets ETF                                7,017
   70,000    iShares Global Consumer Staples ETF                                   6,026
   30,000    iShares Global Healthcare ETF                                         2,583
  400,000    iShares Gold Trust*                                                   4,672
  122,000    iShares MSCI EAFE ETF                                                 8,181
   35,000    iShares MSCI Hong Kong ETF                                              721
   38,342    iShares MSCI Indonesia ETF                                              876
   16,000    iShares MSCI Philippines ETF                                            506
   50,000    iShares MSCI Russia Capped ETF                                        1,095
   51,039    iShares MSCI South Korea Capped ETF                                   3,301
   55,000    iShares MSCI Turkey ETF                                               2,621
  100,400    iShares MSCI United Kingdom ETF                                       2,096
  125,000    iShares U.S. Preferred Stock ETF                                      4,604
   15,000    Market Vectors Junior Gold Miners ETF*                                  466
   20,000    Materials Select Sector SPDR Fund                                       924
   42,000    SPDR Dow Jones International Real Estate ETF                          1,730
   40,000    SPDR Gold Shares*                                                     4,647
   50,000    SPDR S&P Emerging Markets SmallCap ETF                                2,320
   30,000    Vanguard Value ETF                                                    2,292
   90,000    WisdomTree Emerging Markets SmallCap Dividend Fund                    4,148
  150,000    WisdomTree India Earnings Fund                                        2,616
                                                                                --------
             Total Exchange-Traded Funds (cost: $69,429)                          67,153
                                                                                --------
             FIXED-INCOME EXCHANGE-TRADED FUNDS (16.9%)
   40,000    iShares 0-5 Year TIPS Bond ETF                                        4,041
   16,000    iShares 1-3 Year Credit Bond ETF                                      1,687
   30,000    iShares 20+ Year Treasury Bond ETF                                    3,056
  112,000    iShares 7-10 Year Treasury Bond ETF                                  11,115
   17,000    iShares Emerging Markets Local Currency Bond ETF                        831
   83,600    iShares TIPS Bond ETF                                                 9,188
   50,000    WisdomTree Emerging Markets Local Debt Fund                           2,301
                                                                                --------
             Total Fixed-Income Exchange-Traded Funds (cost: $34,082)             32,219
                                                                                --------
             Total Equity Securities (cost: $186,849)                            187,532
                                                                                --------

================================================================================

18  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

----------------------------------------------------------------------------------------
                                                                                  MARKET
NUMBER                                                                             VALUE
OF SHARES    SECURITY                                                              (000)
----------------------------------------------------------------------------------------
             MONEY MARKET INSTRUMENTS (1.0%)

             MONEY MARKET FUNDS (1.0%)
2,024,611    State Street Institutional Liquid Reserve Fund, 0.06%(a)
               (cost: $2,025)                                                   $  2,025
                                                                                --------

             TOTAL INVESTMENTS (COST: $188,874)                                 $189,557
                                                                                ========

----------------------------------------------------------------------------------------
                                                                                  MARKET
NUMBER                                                                             VALUE
OF SHARES    SECURITY                                                              (000)
----------------------------------------------------------------------------------------
             PURCHASED OPTIONS (0.2%)
      400    Call - iShares 20+ Year Treasury Bond ETF
               expiring January 17, 2015 at 115                                       30
      100    Call - Market Vectors Gold Miners ETF
               expiring January 17, 2015 at 30                                        10
      100    Call - SPDR Gold Shares
               expiring January 17, 2015 at 140                                       30
      400    Call - SPDR Gold Shares
               expiring January 17, 2015 at 145                                       95
    2,500    Put - iShares MSCI EAFE ETF
               expiring January 18, 2014 at 63                                        27
    2,100    Put - iShares MSCI Emerging Markets ETF
               expiring January 18, 2014 at 40                                        36
      270    Put - S&P 500 Index
               expiring January 18, 2014 at 1740                                      62
                                                                                --------

             TOTAL PURCHASED OPTIONS (COST: $1,167)                             $    290
                                                                                ========

------------------------------------------------------------------------------------------
($ IN 000s)                                 VALUATION HIERARCHY
------------------------------------------------------------------------------------------
                                      (LEVEL 1)          (LEVEL 2)     (LEVEL 3)
                                  QUOTED PRICES  OTHER SIGNIFICANT   SIGNIFICANT
                              IN ACTIVE MARKETS         OBSERVABLE  UNOBSERVABLE
ASSETS                     FOR IDENTICAL ASSETS             INPUTS        INPUTS     TOTAL
------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                        $ 88,160                 $-           $-   $ 88,160
  Exchange-Traded Funds                  67,153                  -            -     67,153
  Fixed-Income Exchange-Traded
     Funds                               32,219                  -            -     32,219

Money Market Instruments:
  Money Market Funds                      2,025                  -            -      2,025

Purchased Options                           290                  -            -        290
------------------------------------------------------------------------------------------
Total                                  $189,847                 $-           $-   $189,847
------------------------------------------------------------------------------------------

For the period of January 1, 2013, through December 31, 2013, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

December 31, 2013

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 35.9% of net assets at December 31, 2013.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    REIT    Real estate investment trust

o   SPECIFIC NOTES

    (a) Rate represents the money market fund annualized seven-day yield at December 31, 2013.

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

20  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

December 31, 2013

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value (cost of $188,874)                 $189,557
  Purchased options, at market value (cost of $1,167)                                290
  Cash                                                                                10
  Receivables:
      Capital shares sold:
          Affiliated transactions (Note 7)                                           500
          Nonaffiliated transactions                                                  56
      Dividends and interest                                                         473
                                                                                --------
          Total assets                                                           190,886
                                                                                --------
LIABILITIES
  Payables:
      Capital shares redeemed                                                         92
  Accrued management fees                                                            100
  Accrued transfer agent's fees                                                        4
  Other accrued expenses and payables                                                 76
                                                                                --------
          Total liabilities                                                          272
                                                                                --------
              Net assets applicable to capital shares outstanding               $190,614
                                                                                ========
NET ASSETS CONSIST OF:
  Paid-in capital                                                               $221,197
  Accumulated undistributed net investment income                                    756
  Accumulated net realized loss on investments and options                       (31,145)
  Net unrealized depreciation of investments and options                            (194)
                                                                                --------
              Net assets applicable to capital shares outstanding               $190,614
                                                                                ========
  Net asset value, redemption price, and offering
      price per share:
      Fund Shares (net assets of $105,313/11,760 shares outstanding)            $   8.95
                                                                                ========
      Institutional Shares (net assets of $85,301/9,526 shares outstanding)     $   8.95
                                                                                ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  21

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended December 31, 2013

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $52)                             $  3,239
   Interest                                                                            9
                                                                                --------
       Total income                                                                3,248
                                                                                --------
EXPENSES
   Management fees                                                                   876
   Administration and servicing fees:
       Fund Shares                                                                   170
       Institutional Shares*                                                          31
   Transfer agent's fees:
       Fund Shares                                                                   367
       Institutional Shares*                                                          31
   Custody and accounting fees:
       Fund Shares                                                                    54
       Institutional Shares*                                                          15
   Postage:
       Fund Shares                                                                    15
   Shareholder reporting fees:
       Fund Shares                                                                    23
   Trustees' fees                                                                     14
   Registration fees:
       Fund Shares                                                                    29
       Institutional Shares*                                                          19
   Professional fees                                                                  76
   Other                                                                               9
                                                                                --------
           Total expenses                                                          1,729
                                                                                --------
NET INVESTMENT INCOME                                                              1,519
                                                                                --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND OPTIONS
   Net realized gain (loss) on:
       Unaffiliated transactions                                                  10,250
       Affiliated transactions (Note 8)                                              (17)
       Options                                                                    (4,562)
   Change in net unrealized appreciation/depreciation of:
       Investments                                                                (5,653)
       Options                                                                      (457)
                                                                                --------
              Net realized and unrealized loss                                      (439)
                                                                                --------
   Increase in net assets resulting from operations                             $  1,080
                                                                                ========

   * Institutional shares were initiated on July 12, 2013.

See accompanying notes to financial statements.

================================================================================

22  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended December 31,

----------------------------------------------------------------------------------------
                                                                  2013              2012
----------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                                         $ 1,519         $    908
  Net realized gain on investments                               10,233           13,814
  Net realized gain on securities sold short                          -            2,206
  Net realized loss on options                                   (4,562)          (7,877)
  Change in net unrealized appreciation/depreciation of:
     Investments                                                 (5,653)           2,307
     Securities sold short                                            -             (312)
     Options                                                       (457)           1,411
                                                              --------------------------
        Increase in net assets resulting from operations          1,080           12,457
                                                              --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
     Fund Shares                                                   (530)            (872)
     Institutional Shares*                                         (328)               -
                                                              --------------------------
        Total distributions of net investment income               (858)            (872)
                                                              --------------------------
NET INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
  Fund Shares                                                   (15,466)         (15,459)
  Institutional Shares*                                          83,837                -
                                                              --------------------------
        Total net increase (decrease) in net assets
          from capital share transactions                        68,371          (15,459)
                                                              --------------------------
FROM CAPITAL SHARE TRANSACTIONS
  Net increase (decrease) in net assets                          68,593           (3,874)
NET ASSETS
  Beginning of year                                             122,021          125,895
                                                              --------------------------
  End of year                                                 $ 190,614         $122,021
                                                              ==========================

Accumulated undistributed net investment income:
  End of year                                                 $     756         $     95
                                                              ==========================

* Institutional shares were initiated on July 12, 2013.

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  23

================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. The information presented in this annual report pertains only to the USAA Total Return Strategy Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation through the use of a dynamic allocation strategy, across stocks, bonds, and cash instruments.

The Fund's assets are invested pursuant to a dynamic allocation strategy, which allows the Fund's investment adviser to invest at any given time a portion or substantially all of the Fund's assets allocated to it in stocks or bonds, either directly or through the use of exchange-traded funds (ETFs), and/or cash equivalents, through direct investment in short-term, high-quality money market instruments or money market funds.

The Fund consists of two classes of shares: Total Return Strategy Fund Shares (Fund Shares) and, effective July 12, 2013, Total Return Strategy Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters

================================================================================

24  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

that relate to both classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA Fund participating in a fund-of-funds investment strategy (USAA fund-of-funds) and not to the general public.

A. SECURITY VALUATION -- The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager). Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including ETFs and equity securities sold short, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, the Manager, an affiliate of the Fund, and the Fund's subadviser, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The
        Fund's subadviser has agreed to notify the Manager of significant events it identifies that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Board, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity

================================================================================

26  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

        securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    6. Repurchase agreements are valued at cost, which approximates market value.

    7. Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded.

    8.  Options are valued by a pricing service at the National Best Bid/Offer
        (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

    9. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

        in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadvisers, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices.

    Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

================================================================================

28  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES -- The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade. The Fund's derivative agreements held at December 31, 2013, did not include master netting provisions.

    OPTIONS TRANSACTIONS -- The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

    Premiums paid for purchased options are included in the Fund's statement of assets and liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

    cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

    Premiums received from writing options are included in the Fund's statement of assets and liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

    In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the Fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock portfolio with index or ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

================================================================================

30  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF DECEMBER 31, 2013*
    (IN THOUSANDS)

                                        ASSET DERIVATIVES               LIABILITY DERIVATIVES
-------------------------------------------------------------------------------------------------
                                 STATEMENT OF                       STATEMENT OF
                                 ASSETS AND                         ASSETS AND
DERIVATIVES NOT ACCOUNTED        LIABILITIES                        LIABILITIES
FOR AS HEDGING INSTRUMENTS       LOCATION            FAIR VALUE     LOCATION           FAIR VALUE
-------------------------------------------------------------------------------------------------
Equity contracts                 Purchased             $290              --                $--
                                 options
-------------------------------------------------------------------------------------------------

    * For open derivative instruments as of December 31, 2013, see the portfolio of investments, which also is indicative of activity for the year ended December 31, 2013.

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2013 (IN THOUSANDS)

                                                                                 CHANGE IN
                                                                                 UNREALIZED
DERIVATIVES NOT                                               REALIZED           APPRECIATION
ACCOUNTED FOR AS                STATEMENT OF                  LOSS               (DEPRECIATION)
HEDGING INSTRUMENTS             OPERATIONS LOCATION           ON DERIVATIVES     ON DERIVATIVES
-------------------------------------------------------------------------------------------------
Equity contracts                Net realized gain (loss)         $(4,562)             $(457)
                                on options; Change
                                in net unrealized
                                appreciation/depreciation
                                of options
-------------------------------------------------------------------------------------------------

D. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

E. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

F. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income and expense on securities sold short, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

================================================================================

32  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

G. EXPENSES PAID INDIRECTLY -- Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. Effective January 1, 2013, the Fund's custodian suspended the bank credit arrangement. For the year ended December 31, 2013, custodian and other bank credits reduced the Fund's expenses by less than $500.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the year ended December 31, 2013, the Fund paid CAPCO facility fees of $1,000, which represents 0.2% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended December 31, 2013.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended December 31, 2013, and 2012, was as follows:

                                              2013                  2012
                                            ------------------------------
Ordinary income*                            $858,000              $872,000

As of December 31, 2013, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                 $    818,000
Accumulated capital and other losses                            (31,912,000)
Unrealized appreciation of investments                              525,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, distributions, passive foreign investment corporation, organizational expense, grantor trusts expense, straddle loss deferral and mark-tomarket adjustments.

================================================================================

34  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

The Fund is permitted to carry forward net capital losses indefinitely. Additionally, such capital losses that are carried forward will retain their character as short-term and/or long-term capital losses. Post-enactment capital loss carryforwards must be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended December 31, 2013, the Fund utilized post-enactment capital loss carryforwards of $5,481,000, to offset capital gains. At December 31, 2013, the Fund had both pre-enactment capital loss carryforwards and post-enactment long-term capital loss carryforwards for federal income tax purposes as shown in the table below. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2013, the Fund deferred to January 1, 2014, post October capital losses of $595,000. If not offset by subsequent capital gains, the pre-enactment capital loss carryforwards will expire as shown below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used or expire.

              CAPITAL LOSS CARRYFORWARDS
---------------------------------------------------
   EXPIRES             SHORT TERM        LONG TERM
-------------          -----------       ----------
    2017               $17,718,000       $       --
    2018                 7,811,000               --
No Expiration                   --        5,788,000
                       -----------       ----------
              Total    $25,529,000       $5,788,000
                       ===========       ==========

For the year ended December 31, 2013, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended December 31, 2013, were $206,665,000 and $143,996,000, respectively.

As of December 31, 2013, the cost of securities, including short-term securities, for federal income tax purposes, was $190,100,000.

Gross unrealized appreciation and depreciation of investments as of December 31, 2013, for federal income tax purposes, were $12,925,000 and $13,178,000, respectively, resulting in net unrealized depreciation of $253,000.

For the year ended December 31, 2013, transactions in written call and put options* were as follows:

                                                                        PREMIUMS
                                              NUMBER OF                 RECEIVED
                                              CONTRACTS                 (000's)
                                             -----------------------------------
Outstanding at December 31, 2012                   -                 $         -
Options written                               13,455                   1,693,000
Options terminated in closing
  purchase transactions                      (12,455)                 (1,654,000)
Options expired                               (1,000)                    (39,000)
                                             -----------------------------------
Outstanding at December 31, 2013                   -                 $         -
                                             ===================================

*Refer to Note 1C for a discussion of derivative instruments and how they are accounted for in the Fund's financial statements.

(5) CAPITAL SHARE TRANSACTIONS

At December 31, 2013, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

================================================================================

36  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds. Capital share transactions for all classes were as follows, in thousands:

                                            YEAR ENDED              YEAR ENDED
                                         DECEMBER 31, 2013      DECEMBER 31, 2012
----------------------------------------------------------------------------------
                                       SHARES        AMOUNT    SHARES       AMOUNT
                                       -------------------------------------------
FUND SHARES:
Shares sold                             1,205     $ 10,848     1,408      $ 12,241
Shares issued from
  reinvested dividends                     59          521        97           860
Shares redeemed                        (2,992)     (26,835)   (3,286)      (28,560)
                                       -------------------------------------------
Net decrease from capital
  share transactions                   (1,728)    $(15,466)   (1,781)     $(15,459)
                                       ===========================================
INSTITUTIONAL SHARES:
(INITIATED ON JULY 12, 2013):
Shares sold                             9,514     $ 83,733         -      $      -
Shares issued from reinvested
  dividends                                35          307         -             -
Shares redeemed                           (23)        (203)        -             -
                                       -------------------------------------------
Net increase from
  capital share transactions            9,526     $ 83,837         -      $      -
                                       ===========================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Board. The Manager also is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. For the period ended December 31, 2013, there were no subadvisers.

   The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    daily and paid monthly at an annualized rate of 0.65% of the Fund's average net assets for the fiscal year.

    The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Flexible Portfolio Funds Index over the performance period. The Lipper Flexible Portfolio Funds Index tracks the total return performance of the 30 largest funds in the Lipper Flexible Funds category. For the Fund Shares, the performance period consists of the current month plus the previous 35 months. The performance period for the Institutional Shares commenced operations July 12, 2013, and includes the performance of the Fund Shares for periods prior to July 12, 2013. The following table is utilized to determine the extent of the performance adjustment:


OVER/UNDER PERFORMANCE             ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)               AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
----------------------------------------------------------------------------
+/- 1.00% to 4.00%                 +/- 0.04%
+/- 4.01% to 7.00%                 +/- 0.05%
+/- 7.01% and greater              +/- 0.06%

    (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

    The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

    Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Flexible Portfolio Funds Index over that period, even if the Fund had overall negative returns during the performance period.

    For the year ended December 31, 2013 (and for the period from July 12, 2013, to December 31, 2013, for the Institutional Shares), the

================================================================================

38  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

    Fund incurred total management fees, paid or payable to the Manager, of $876,000, which included a performance adjustment for the Fund Shares and Institutional Shares of $(65,000) and $(1,000), respectively. For the Fund Shares and Institutional Shares, the performance adjustments were (0.06)% and less than (0.01)%, respectively.

B. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares, and 0.10% of average net assets of the Institutional Shares. For the year ended December 31, 2013 (and for the period from July 12, 2013, to December 31, 2013, for the Institutional Shares), the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $170,000 and $31,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended December 31, 2013, the Fund reimbursed the Manager $5,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

C. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for Fund Shares are paid monthly based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended December 31, 2013 (and for the period

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    from July 12, 2013, to December 31, 2013, for the Institutional Shares), the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $367,000 and $31,000, respectively.

D. UNDERWRITING SERVICES -- USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

The Fund's Institutional Shares is one of 17 USAA mutual funds in which the affiliated USAA fund-of-funds may invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of December 31, 2013, the Fund recorded a receivable for capital shares sold of $500,000 for the USAA fund-of-funds' purchases of Institutional Shares. As of December 31, 2013, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                       OWNERSHIP %
------------------------------------------------------
USAA Target Retirement Income Fund             3.1
USAA Target Retirement 2020 Fund               6.1
USAA Target Retirement 2030 Fund              11.7
USAA Target Retirement 2040 Fund              12.9
USAA Target Retirement 2050 Fund               8.1
USAA Target Retirement 2060 Fund               0.1

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At December 31, 2013, USAA and its affiliates owned 569,000 Institutional Shares, which represents 6.0% of the Institutional Shares and 2.7% of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

40  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended December 31, 2013, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA Fund at the then-current market price with no brokerage commissions incurred.

                                                             NET REALIZED
                                                COST TO        LOSS TO
SELLER                 PURCHASER               PURCHASER        SELLER
-------------------------------------------------------------------------
USAA Total Return   USAA Real Return Fund       $196,000       $(17,000)
  Strategy Fund

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

(9) FINANCIAL HIGHLIGHTS -- FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                 YEAR ENDED DECEMBER 31,
                                  ------------------------------------------------------------------------------------
                                      2013             2012                 2011             2010                 2009
                                  ------------------------------------------------------------------------------------
Net asset value at
  beginning of period             $   9.05         $   8.24             $   8.34         $   7.97             $   7.21
                                  ------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                .08              .06                  .02              .03                  .03
  Net realized and unrealized
    gain (loss)                       (.14)             .81                 (.11)             .37                  .85(a)
                                  ------------------------------------------------------------------------------------
Total from investment
  operations                          (.06)             .87                 (.09)             .40                  .88
                                  ------------------------------------------------------------------------------------
Less distributions from:
  Net investment income               (.04)            (.06)                (.01)            (.03)                (.03)
  Realized capital gains                 -                -                    -                -                 (.09)
                                  ------------------------------------------------------------------------------------
Total distributions                   (.04)            (.06)                (.01)            (.03)                (.12)
                                  ------------------------------------------------------------------------------------
Net asset value at
  end of period                   $   8.95         $   9.05             $   8.24         $   8.34             $   7.97
                                  ====================================================================================

Total return (%)*                     (.62)           10.62                (1.04)            5.01                12.25(a),(b)
Net assets at end of
  period (000)                    $105,313         $122,021             $125,895         $141,291             $149,206
Ratios to average net assets:**
  Expenses including dividend
    expense on securities
    sold short (%)(c)
    Including reimbursements             -                -                 1.72             1.79                 1.56(b),(d)
    Excluding reimbursements          1.24             1.32                 1.72             1.79                 1.70(b)
  Expenses excluding dividend
    expense on securities
    sold short (%)(c)
    Including reimbursements             -                -                 1.35             1.35                 1.29(b),(d)
    Excluding reimbursements          1.24             1.31                 1.35             1.35                 1.43(b)
  Net investment income (%)            .87              .73                  .23              .00(e)               .41
Portfolio turnover (%)                 105              171(f),(g),(i)        92(f),(g)        56(f),(g),(h)        68(f),(g)

 * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

**  For the year ended December 31, 2013, average net assets were $113,136,000.

================================================================================

42  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

(a) During the year ended December 31, 2009, the Manager reimbursed the Fund Shares $8,000 for a loss incurred from the sale of option contracts that were purchased in excess of what was required to hedge the equity portion of the Fund Shares' portfolio. The effect of this reimbursement on the Fund Shares' net realized loss per share and total return was less than $0.01/0.01%.

(b) During the year ended December 31, 2009, SAS voluntarily reimbursed the Fund Shares $56,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund Shares' total return was less than 0.01%. The reimbursement decreased the Fund Shares' expense ratios by 0.04%. This decrease is excluded from the expense ratios in the Financial Highlights table.

(c) Reflects total operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

(d) Prior to May 1, 2009, the Manager voluntarily agreed to limit the annual expenses of the Fund Shares to 1.00% of the Fund Shares' average net assets, excluding the effect of any dividend expense for securities sold short.

(e) Represents less than 0.01%.

(f) The Fund's various investment strategies will create a large volume of purchase and sales transactions relative to the market value of portfolio investments, which results in portfolio turnover rates exceeding 100%.

(g) Prior to January 27, 2012, calculated excluding securities sold short, covers on securities sold short, and options transactions.

(h) Revised turnover rate for the year ended December 31, 2010, to reflect removal of short sales based on management's intent to hold the securities less than one year.

(i) Reflects increased trading activity due to changes in subadvisers and asset allocation strategies.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) -- INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                PERIOD ENDED
                                                                DECEMBER 31,
                                                                ------------
                                                                    2013***
                                                                ------------
Net asset value at beginning of period                            $ 8.78
                                                                  ------
Income from investment operations:
  Net investment income                                              .06
  Net realized and unrealized gain                                   .15
                                                                  ------
Total from investment operations                                     .21
                                                                  ------
Less distributions from:
  Net investment income                                             (.04)
                                                                  ------
Net asset value at end of period                                  $ 8.95
                                                                 =======
Total return (%)*                                                   2.37
Net assets at end of period (000)                                $85,301
Ratios to average net assets:**
  Expenses (%)(a),(b)                                               1.02
  Expenses, excluding reimbursements (%)(a),(b)                     1.02
  Net investment income (%)(b)                                      1.69
Portfolio turnover (%)                                               105

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

 ** For the period ended December 31, 2013, average net assets were $68,486,000.

*** Institutional Shares commenced operations on July 12, 2013.

(a) Reflects total operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

44  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

EXPENSE EXAMPLE

December 31, 2013 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period, and for the Institutional Shares' inception date of July 12, 2013, and held for the entire six-month period of July 1, 2013, through December 31, 2013.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and

================================================================================

                                                           EXPENSE EXAMPLE |  45

================================================================================

an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                  EXPENSES PAID
                                       BEGINNING              ENDING             DURING PERIOD**
                                     ACCOUNT VALUE         ACCOUNT VALUE          JULY 1, 2013 -
                                      JULY 1, 2013       DECEMBER 31, 2013      DECEMBER 31, 2013
                                     ------------------------------------------------------------
FUND SHARES
Actual                                 $1,000.00             $1,040.05                $6.12

Hypothetical
 (5% return before expenses)            1,000.00              1,019.21                 6.06

INSTITUTIONAL SHARES*
Actual                                  1,000.00              1,023.70                 4.64

Hypothetical
 (5% return before expenses)            1,000.00              1,018.57                 4.63

 *  Institutional Shares commenced operations on July 12, 2013.

** Expenses are equal to the annualized expense ratio of 1.19% for Fund Shares and 0.99% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days for Fund Shares (to reflect the one-half-year period) or 169 days/365 days for Institutional Shares (to reflect the current period beginning with the Institutional Shares' inception date). The Fund's actual ending account values are based on its actual total returns of 4.01% for Fund Shares for the six-month period of July 1, 2013, through December 31, 2013, and 2.37% for Institutional Shares for the period of July 12, 2013, through December 31, 2013.

================================================================================

46  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST

--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of six Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 52 individual funds. Unless otherwise indicated, the business address of each P.O. Box 659450, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  47

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President, Financial Advice and Solutions Group, USAA (2/13-present); Director of AMCO (01/12-present); President and Director, USAA Investment Management Company (IMCO) and USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc.
(FPS) (04/11-present); President and Director of USAA Investment Management Corporation (ICORP) (03/10-present); President and Director of USAA Financial Advisors, Inc. (FAI) and FPS (10/09-04/11); President, Banc of America Investment Advisors (9/07-9/09); Managing Director Planning and Financial Products Group, Bank of America (09/01-09/09). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 16 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

48  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012). Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management. Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

PAUL L. MCNAMARA(3, 4, 5, 6)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (3/10-present), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member in 9/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as one year as a Board Member of the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  49

================================================================================

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (7/31-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (7/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (7/02-6/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over five years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

50  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 13 years' experience as a Board member of the USAA family of funds. Mr. Reimherr is a member of the advisory board for Texas Star & Nut Company. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

  (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.

  (2) Member of Executive Committee

  (3) Member of Audit Committee

  (4) Member of Pricing and Investment Committee

  (5) Member of Corporate Governance Committee

  (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.

  (7) Dr. Ostdiek was designated as an Audit Committee Financial Expert by the Funds' Board in November 2008.

  (+) Mr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  51

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-2/10). Mr. Freund also serves as a director of SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11); Managing Director, AIG Investments, (12/03-01/09).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Assistant Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (10/13-present); Executive Director and General Counsel, FASG, USAA (10/12-10/13); Secretary and Director, IMCO (6/13-present); Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (4/10-6/13); Reed Smith, LLP, Associate (08/05-11/08). Mr. Whetzel also serves as Secretary of AMCO, SAS, and ICorp.

================================================================================

52  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Executive Director, Lead Securities Attorney, Financial Advice & Solutions Group
(FASG) General Counsel, USAA (04/13-present); Attorney, FASG General Counsel, USAA (04/10-04/13); Associate, Goodwin Procter LLP (02/09-04/10); Associate, Morrison & Foerster LLP (07/07-02/09). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12); Manager, Tax, USAA (04/08-11/09).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

54  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1800
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select "Investments,"
AT USAA.COM                          then "Mutual Funds"

OR CALL                              Under "Investments" view
(800) 531-USAA                       account balances, or click
        (8722)                       "I want to...," and select
                                     the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA                                                 --------------
       9800 Fredericksburg Road                                PRSRT STD
       San Antonio, TX 78288                                 U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>>  SAVE PAPER AND FUND COSTS
    Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
    Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

    [LOGO OF USAA]
         USAA      WE KNOW WHAT IT MEANS TO SERVE.(R)

    ============================================================================
    48703-0214                               (C)2014, USAA. All rights reserved.



ITEM 2.  CODE OF ETHICS.

On September 25, 2013, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 52 funds in all. Only 14 funds of the Registrant have a fiscal year-end of December 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended December 31, 2013 and 2012 were $419,620 and $360,045, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended December 31, 2013 and 2012 were $78,650 and $65,860, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. No such fees were billed by Ernst & Young LLP for the review of federal, state and city income and tax returns and excise tax calculations for fiscal years ended December 31, 2013 and 2012.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended December 31, 2013 and 2012.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, USAA Asset Management Company (AMCO), and the Funds' transfer agent, SAS, for December 31, 2013 and 2012 were $406,468 and $387,250, respectively.

(h) Ernst & Young LLP provided non-audit services to AMCO in 2013 and 2012 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:


                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee:
August 31, 2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Investment Code of Ethics Committee: August 22,
2011.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.


Approved and adopted by the Investment Code of Ethics Committee: September 4, 2012.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 27, 2012.

Approved and adopted by the Investment Code of Ethics Committee:
August 23, 2013

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 25, 2013

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.
(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.



                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended December 31, 2013

By:*     /s/ DANIEL J. MAVICO
         --------------------------------------------------------------
         Signature and Title:  Daniel J. Mavico, Assistant Secretary


Date:     02/24/2014
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /S/ DANIEL S. MCNAMARA
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:     02/24/2014
         ------------------------------


By:*     /S/ ROBERTO GALINDO, JR.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:     02/24/2014
         ------------------------------

*Print the name and title of each signing officer under his or her signature.